UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 24, 2025 (November 23, 2025)
Date of Report (Date of earliest event reported)

GREEN DOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34819	95-4766827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 N. Freedom Blvd (200 West) Building 1 Provo, Utah 84604
(Address of principal executive offices)

(626) 765-2000
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	GDOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On November 24, 2025, Green Dot Corporation, a Delaware corporation (“Green Dot”), CommerceOne Financial Corporation, an Alabama corporation (“CommerceOne”), and Smith Ventures LLC, an Alabama limited liability company (“Smith Ventures”), issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 23, 2025, by and among Green Dot, CommerceOne, Compass Sub North, Inc., a newly formed Delaware corporation and a direct, wholly-owned subsidiary of CommerceOne (“New CommerceOne”), Compass Sub East, Inc., a newly formed Delaware corporation and a direct, wholly-owned subsidiary of New CommerceOne (“Merger Sub One”), and Compass Sub West, Inc., a newly formed Delaware corporation and an indirect, wholly-owned subsidiary of New CommerceOne (“Merger Sub Two”), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Merger Sub One will merge with and into CommerceOne and Merger Sub Two will merge with and into Green Dot (collectively, the “First Mergers”), with CommerceOne and Green Dot, respectively, surviving the First Mergers; and (ii) following the First Mergers, CommerceOne will merge with and into New CommerceOne, with New CommerceOne surviving under the name “CommerceOne Financial Corporation.”  Also on November 23, 2025, Green Dot entered into the Separation Agreement (the “Separation Agreement”), dated as of November 23, 2025, by and among New CommerceOne, Green Dot and Green Dot OpCo, LLC, a newly formed Delaware limited liability company and affiliate of Smith Ventures, pursuant to which, upon the terms and subject to the conditions therein, following the First Mergers, GreenDot OpCo, LLC will acquire the non-bank financial technology and related assets and operations of Green Dot.  A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the announcement of the Merger Agreement and Separation Agreement, Green Dot, CommerceOne and Smith Ventures intend to provide supplemental information regarding the proposed transactions in connection with a presentation to analysts and investors. A copy of the joint investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1⸸	Joint press release of Green Dot Corporation, CommerceOne Financial Corporation and Smith Ventures LLC, dated November 24, 2025.
99.2⸸	Investor presentation of Green Dot Corporation, CommerceOne Financial Corporation and Smith Ventures LLC, dated November 24, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

⸸ Furnished, not filed.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits or costs of the proposed transaction, the plans, objectives, expectations and intentions of Green Dot, CommerceOne, and affiliates of Smith Ventures, including future financial and operating results (including the anticipated impact of the proposed transactions), statements related to the expected timing of the completion of the proposed transactions, the plans, objectives, expectations and intentions of New CommerceOne (to be renamed “CommerceOne Financial Corporation” as part of the proposed transactions) following the consummation of the proposed transactions (the “combined company” or “New CommerceOne”) described herein, and other statements that are not historical facts.  You can identify these forward-looking statements through the use of words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “predicts,” “forecasts,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may” and “assumes,” variations of such words and similar expressions of the future or otherwise regarding the outlook for Green Dot’s, CommerceOne’s or the combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Green Dot, CommerceOne or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Green Dot or CommerceOne and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements.  A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this Current Report on Form 8-K. Many of these factors are beyond Green Dot’s, CommerceOne’s or the combined company’s ability to control or predict, and there is no assurance that any list of risks and uncertainties or risk factors is complete.  These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Green Dot’s business and to CommerceOne’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Green Dot’s and CommerceOne’s respective businesses and operations, or the separation of Green Dot’s non-bank fintech businesses from Green Dot Bank, will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to satisfy the conditions to the closing of the transactions among Green Dot, CommerceOne and Smith Ventures, including the failure to obtain the necessary approvals by the stockholders of Green Dot or CommerceOne, (5) the amount of the costs, fees, expenses and charges related to the transactions, (6) the ability by each of Green Dot, CommerceOne and Smith Ventures to obtain required governmental approvals of the proposed transactions on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transactions, (7) reputational risk and the reaction of Green Dot’s or CommerceOne’s customers, suppliers, employees or other business partners to the proposed transactions, (8) challenges retaining or hiring key personnel following the proposed transactions, (9) any unexpected delay in closing the proposed transactions or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or Separation Agreement, (10) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (11) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) risks related to management and oversight of the business and operations of the combined company and the separation of Green Dot’s non-bank fintech business from Green Dot Bank and the combined company, (13) the possibility the combined company is subject to additional regulatory requirements or consent orders as a result of the proposed transactions, (14) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Green Dot, CommerceOne or the combined company, and (15) general competitive, economic, political, regulatory and market conditions and other factors that may affect future results of Green Dot, CommerceOne and the combined company, including changes in asset quality and credit risk; the inability to sustain or achieve revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the ability to raise or  maintain liquidity, funding, and capital; the impact, extent and timing of technological changes; capital management activities; fraudulent or other illegal activity involving the products and services of Green Dot, CommerceOne or the combined company; cybersecurity risks, including cyber-attacks or security breaches; and fluctuations in operating results. Additional factors which could affect future results of Green Dot can be found in Green Dot’s filings with the Securities and Exchange Commission (the “SEC”), including in Green Dot’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Green Dot’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Green Dot, CommerceOne and Smith Ventures do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Important Information About the Transaction and Where to Find It

New CommerceOne intends to file a registration statement on Form S-4 with the SEC to register the shares of New CommerceOne common stock that will be issued to CommerceOne stockholders and Green Dot stockholders in connection with the proposed transactions.  The registration statement will include a joint proxy statement of Green Dot and CommerceOne that also constitutes a prospectus of New CommerceOne.  The definitive joint proxy statement/prospectus will be sent to the stockholders of each of Green Dot and CommerceOne in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTIONS AND RELATED MATTERS.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Green Dot or New CommerceOne through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by Green Dot will also be available free of charge by contacting the investor relations department of Green Dot at IR@greendot.com or by accessing the “Investor Relations” page of Green Dot’s website at https://ir.greendot.com/financial-information/sec-filings.

Before making any voting or investment decision, investors and security holders of Green Dot and CommerceOne are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transactions.  Free copies of these documents may be obtained as described above.

Participants in Solicitation

Green Dot and CommerceOne and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Green Dot’s stockholders in respect of the proposed transactions under the rules of the SEC. Information regarding Green Dot’s directors and executive officers is available in Green Dot’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 11, 2025 (and available at https://www.sec.gov/Archives/edgar/data/1386278/000138627825000020/gdot-20250411.htm) (the “Green Dot 2025 Proxy”), under the headings “Corporate Governance and Director Independence,” “Proposal No. 1 Election of Directors,” “Security Ownership of Certain Beneficial Owners and Management,”  “Our Executive Officers,” “Executive Compensation” and “Transactions with Related Parties, Founders and Control Persons,” and in Green Dot’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001386278/000138627825000009/gdot-20241231.htm), and in other documents subsequently filed by Green Dot with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Green Dot’s securities by Green Dot’s directors or executive officers from the amounts described in the Green Dot 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Green Dot 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K relates to the proposed transactions and is for informational purposes only and is not intended to, and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN DOT CORPORATION

Date: November 24, 2025	By:	/s/ Amy Pugh
Name: Amy Pugh
Title: General Counsel